T. Rowe Price
International Stock Portfolio

Annual Report

December 31, 1996

Dear Investor

Despite a patch of volatility in December, most world stock markets and your fund ended the year the way they began - on a positive note. U.S. equities led the charge, which was followed to varying degrees by international markets. European bourses generally kept pace with the U.S. juggernaut. The markets of Asia and Latin America turned in mixed performances but did produce winners, notably Hong Kong and Brazil, while Japan's protracted slide ended in another disappointing year.

PERFORMANCE REVIEW

As shown in the table, the returns from the T. Rowe Price International Stock Portfolio over the 6- and 12-month periods ended December 31, 1996, surpassed those of the unmanaged Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index. This was primarily due to stock selection and the fund's underweighting in Japan, which plays a dominant role in the benchmark. The fund also outperformed the average returns for similar funds over both periods.

Performance Comparison

Periods Ended 12/31/96       6 Months   12 Months
_____________________________________________________________
International
Stock Portfolio                 5.19%     14.70%

MSCI EAFE*                      1.46       6.05

Lipper International
Funds Average                   3.39      11.78

*Net of withholding taxes.

Much of the fund's strength in the past six months came from country allocation relative to the EAFE index and the Lipper benchmark, and the rest resulted from stock selection within individual markets. Exposure to the markets of the Netherlands, France, and Brazil helped performance, but our relatively small Japanese holdings hampered overall results. The concepts of return on equity and shareholder value, common in the U.S., are beginning to take hold in Europe, notably in Germany. While these ideas have yet to make much headway in the Far East, Asian markets are beginning to reward well-run companies, which helped fund performance.

INVESTMENT REVIEW

Europe

European markets generally performed well, although there was some divergence. In U.S. dollar terms, Germany and France rose 8.91% and 9.35%, respectively, for the six-month period; the Netherlands was up 14.82%, while the U.K. - the best of the major markets - rose 24.13%.

There was dissimilarity in the performance of currencies. Goals for the European Monetary Union (EMU) crystallized somewhat, and the program will now include the weaker currencies of Italy and Spain by the year 2002. Italian bonds and the lira firmed on the news, with long-term yields moving below those in the U.K. to just under 8%. However, the German mark and the French franc weakened slightly against the U.S. dollar. The new agreement has caused us to revise our overall currency assumptions going forward. Previously, we expected the U.S. dollar to resume its longer-term downtrend against the mark and its hard currency bloc after a short period of reversal. We now believe there will be relatively little movement between the U.S. and European currencies over the longer term.

Market Performance

Six Months              Local    Local Currency       U.S.
Ended 12/31/96       Currency  vs. U.S. Dollars    Dollars
_________________________________________________________________
______
France                   10.42%           -0.97%       9.35%

Germany                  10.26            -1.23        8.91

Hong Kong                18.01             0.07       18.10

Italy                    -0.60             0.82        0.21

Japan                   -11.52            -5.50      -16.38

Mexico                    6.00            -3.73        2.04

Netherlands              16.35            -1.32       14.82

Singapore                -4.63             0.91       -3.76

Sweden                   23.42            -2.82       19.94

Switzerland               5.75            -6.78       -1.43

United Kingdom           12.70            10.14       24.13

Source: Fame Information Services, Inc., using MSCI Indices.

Great Britain continued to enjoy a mini-economic boom outside of the EMU straitjacket. Consumer confidence was at an all-time high, unemployment continued to fall, and retail sales showed signs of improvement. In contrast to much of the rest of the world, the Chancellor of the Exchequer found it necessary to raise interest rates in an attempt to stay ahead of the inflationary curve.
The major economic theme across Continental markets was the advancing debate over shareholder value. Hardly a day passed without someone comparing the more shareholder-friendly models seen in the U.S. and the U.K. to the bureaucratic models of many Continental countries. This is likely to become a lasting theme, with companies focusing on free cash flow, return on equity, and improved shareholder relations. We hope this trend spreads to other parts of the investment world.

On balance, our European stock selections contributed positively to fund performance over the year. Major holdings include Royal Dutch Petroleum, Wolters Kluwer, and Elsevier in the Netherlands,
SmithKline Beecham and National Westminster Bank in the U.K., and
Eaux Cie Generale in France.

Far East

Japan was again the major constraint on overall international performance. During the past six months, Japanese stocks fell 11.52% in local currency terms, but the decline increased to 16.38% for U.S. investors because of the weakness of the yen. Results were even worse for smaller Japanese companies.

The key factors were disappointing earnings and a sluggish economy. There were some pleasant earnings surprises from blue chips such as Honda Motor, TDK, and Sony, but results were disappointing for most companies. Japanese multinationals with internationally recognized products performed well, while heavily regulated domestic firms did poorly.

The backdrop to this earnings picture was a fragile economy that showed signs of weakening further. While capital expenditure grew, consumer restraint resulted in overall household spending falling 3% year-over-year in October and another 1% in November. Corporate restructuring, the growing acceptance of early retirement packages, and a lack of consumer confidence were just a few of the many factors dampening demand, which is not likely to improve anytime soon since the consumption tax will rise from 3% to 5% next April. Widespread deregulation is required in Japan, which remains dominated by a mountain of bureaucratic restrictions. The government is likely to push for needed reforms during the next few years. In the interim, the broader Japanese market could remain a lackluster performer, so we are focusing on globally competitive companies and a select number of domestic firms that appear well positioned in this market.

Other Asian markets featuring companies with high returns on equity and clean balance sheets performed best in what was a decidedly mixed picture. On top of the list was Hong Kong, which rose 18% over the last six months. An accelerating economy, subdued interest rates, and a booming property market provided the catalyst. Long lines to buy residential properties were again in evidence, a level of enthusiasm not seen since 1993. It looks as though the economy could continue to boom throughout 1997, even though Hong Kong reverts to Chinese rule in July. China's economy is also improving rapidly, with further easing of credit and improving financial positions at state-owned enterprises.

Chart 1 - Geographic Diversification

Singapore was disappointing, falling 4.63% in local currency and 3.76% in dollar terms during the last six months. The economies of both Singapore and Malaysia should improve through 1997 as the global electronics cycle picks up again. The markets in Korea and Thailand fell heavily. Korea is being squeezed by increased competition from Japan because of the weak yen and Japan's broadly similar industrial structure. Thailand suffered from falling exports in its over-leveraged economy, which has led to concern about the health of the banking system. Nevertheless, we believe the prospects for the region should improve throughout the year.

Latin America

Latin American markets turned in mixed results. Brazil returned
10.97% in dollar terms during the last six months. In contrast, Mexico rose just 2% and the Chilean market was worse, down 15%.

As ever, it is impossible to view Latin America as a homogeneous bloc. Inflation continued to edge down in Brazil to an annualized rate of about 11% from more than 20% at the start of the year. Part of this improvement was a result of higher interest rates, which were put in place to slow the rapid expansion of credit-driven sales and a deterioration in the trade balance exacerbated by rising imports. However, despite the modest trade worries, there was further progress in needed fiscal and Social Security reforms. The longer-term potential of Brazil finally seems closer to being realized. Our largest holding in this market is Telecomunicacoes Brasileiras.

In Mexico, although the inflation picture also improved, all eyes are fixed on the fragility of the banking system.

Sector Diversification

                            Percent of       Percent of
                            Net Assets       Net Assets
                               6/30/96         12/31/96
_________________________________________________________________
___
Services                          25.6%           26.0%

Finance                           16.7            16.3

Consumer Goods                    15.9            15.5

Capital Equipment                 14.0            12.7

Energy                            10.5            10.1

Materials                          7.9             7.8

Multi-Industry                     3.7             3.8

Miscellaneous                      0.1             0.1

Reserves                           5.6             7.7
___________________________________________________________________
Total                            100.0%          100.0%

While its longer-term survival is not in doubt, its continuing weakness will likely curtail the pace of real loan growth and, therefore, longer-term economic growth. Nevertheless, we remain confident that the longer-term story remains intact following recapitalization, tighter regulation, and enhanced capital requirements. Mexican stocks look cheap by international standards.

Chile's long-term picture is still superior to most other markets in the region, given its high savings rate and a history of good economic management. However, the shorter-term picture is clouded by overheating. A sharp rise in imports in October, coupled with a weak copper price and sluggish exports, led to a negative trade balance. As a result, the upward bias on interest rates is likely to persist for a while.

INVESTMENT POLICY AND OUTLOOK

International stock valuations remain cheaper than those in the U.S. Europe and Japan are both at earlier stages of their economic cycles, and growth in the developing world is still superior to most established economies. We believe international investors could be rewarded as foreign companies start to approach the superior returns on equity of U.S. firms. Moreover, we see few signs of inflation anywhere and, therefore, expect interest rates to remain relatively low.

International stocks produced respectable returns overall in 1996, and we remain optimistic about their prospects in 1997. Low interest rates, accelerating earnings growth, reasonable valuations, and a greater awareness of shareholder value could produce favorable results. Your fund will attempt to capture returns in a broadly diversified fashion, focusing on companies and markets that offer superior growth prospects at reasonable valuations. The emphasis in the portfolio will continue to be a fairly low weighting in Japan and higher concentrations in the faster-growing regions. Many world economies are expanding faster than the U.S., and we expect international markets to provide solid opportunities for investors.

Respectfully submitted,

Martin G Wade
President

January 17, 1997

Portfolio Highlights

Twenty-Five Largest Holdings
                                            Percent of
                                            Net Assets
                                              12/31/96
__________________________________________________________________
Royal Dutch Petroleum, Netherlands                2.0%

Wolters Kluwer, Netherlands                       2.0

Elsevier, Netherlands                             1.9

SmithKline Beecham, United Kingdom                1.5

National Westminster Bank, United Kingdom         1.5

Eaux Cie Generale, France                         1.2

Telecomunicacoes Brasileiras, Brazil              1.2

Reed International, United Kingdom                1.2

Astra, Sweden                                     1.1

Novartis, Switzerland                             1.1

Shell Transport & Trading, United Kingdom         1.0

Abbey National, United Kingdom                    1.0

Roche Holdings, Switzerland                       1.0

Carrefour, France                                 0.9

Mitsubishi Heavy Industries, Japan                0.9

Canon, Japan                                      0.9

Denso, Japan                                      0.9

NEC, Japan                                        0.9

ABB, Switzerland                                  0.9

Pinault Printemps, France                         0.9

Norsk Hydro, Norway                               0.8

ING Groep, Netherlands                            0.8

Kyocera, Japan                                    0.8

Kingfisher, United Kingdom                        0.8

Nestle, Switzerland                               0.7
__________________________________________________________________
Total                                            27.9%

T. Rowe Price International Stock Portfolio

December 31, 1996

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 2 - International Stock Portfolio

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                           Since Inception
Periods Ended 12/31/96           1 YearInception      Date
_________________________________________________________________
______
International Stock Portfolio    14.70%    9.94%   3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price International Stock Portfolio

                                       For a share outstanding
                                    throughout each period
                            _____________________________________

                                 Year         From 3/31/94
                                Ended                   to
                             12/31/96  12/31/95   12/31/94

NET ASSET VALUE

Beginning of period         $   11.26  $  10.18   $  10.00

Investment activities
  Net investment income          0.09      0.07       0.06
  Net realized and
  unrealized gain (loss)         1.55      1.06       0.12

  Total from
  investment activities          1.64      1.13       0.18

Distributions
  Net investment income         (0.17)    (0.05)         -

  Net realized gain             (0.09)        -          -

  Total distributions           (0.26)    (0.05)         -

NET ASSET VALUE

End of period               $   12.64  $  11.26   $  10.18
                            ____________________________________

Ratios/Supplemental Data

Total return                   14.70%    11.18%      1.80%

Ratio of expenses to
average net assets              1.05%     1.05%     1.05%!

Ratio of net investment
income to average
net assets                      1.22%     1.47%     1.50%!

Portfolio turnover rate          9.7%     17.4%      4.6%!

Average commission rate paid        $  0.0014 $   -      $-

Net assets, end of period
(in thousands)              $ 210,746  $ 51,661   $  9,095

! Annualized.
The accompanying notes are an integral part of these financial statements.

Statement of Net Assets

T. Rowe Price International Stock Portfolio

December 31, 1996

                                     Shares/Par       Value
                                               In thousands

ARGENTINA  0.6%

Common Stocks  0.6%

Banco de Galicia Buenos Aires
  (Class B)
  ADR (USD)                               6,040    $    147

Banco Frances del Rio
  ADR (USD)                               5,458         150

Enron Global Power &
  Pipeline (USD)                            520          14

Naviera Perez (Class B)                  53,386         375

Sociedad Comercial del Plata *            5,630          14

Sociedad Comercial del Plata
  ADR (144a) (USD) *                        690          18

Telecom Argentina Stet
  (Class B)                               3,260          14

Telecom Argentina Stet
  (Class B) ADR (USD)                       620          25

Telefonica de Argentina
  (Class B) ADR (USD)                    14,370         372

Transportadora de Gas del Sur
  ADR (USD)                               1,200          15

YPF Sociedad Anonima
  (Class D)
  ADR (USD)                               6,789         171

Total Argentina (Cost $1,158)                         1,315

AUSTRALIA  1.6%

Common Stocks  1.5%

Australia & New Zealand Bank
  Group                                  28,000         176

Australia Gas & Light                    64,251         366

Broken Hill Proprietary                  27,352         390

Commonwealth Bank of
  Australia,installment receipts         30,300         189

Howard Smith                             14,316         118

Lend Lease                                8,073         156

National Australia Bank                  19,454         229

National Mutual Holdings*                64,000          96

News Corporation                         68,399         361

Publishing and Broadcasting              30,000         146

Tabcorp Holdings                         49,000         234

WMC                                      21,500         135

Westpac Bank                             44,000    $    250

Woodside Petroleum                       43,000         314

                                                      3,160
Preferred Stocks  0.1%

Sydney Harbour Casino
  Holdings *                            117,000         180

                                                        180

Total Australia (Cost $2,905)                         3,340

AUSTRIA  0.1%

Common Stocks  0.1%

Energie Versorgung Nieder                   336          51

Flughafen Wien                              870          44

Total Austria (Cost $97)                                 95

BELGIUM  0.9%

Common Stocks  0.9%

Dexia*                                      995          91

Generale de Banque                        1,243         446

Generale de Banque, VVPR
  Strip                                     113           0

Kredietbank                               3,470       1,137

UCB                                          93         242

Total Belgium (Cost $1,661)                           1,916

BRAZIL  3.1%

Common Stocks  0.4%

Brazil Fund (USD)                         1,700          38

Companhia Siderurgica
  Nacional                            1,982,750          56

Eletrobras                              851,220         305

Eletrobras ADR (USD)                      3,390          60

Telecomunicacoes Brasileiras          4,904,150         352

Telecomunicacoes de
  Sao Paulo*                             58,539          13

White Martins                        46,580,000          67

                                                        891

Preferred Stocks  2.7%

Banco Bradesco                       47,298,985         343

Banco Itau                              200,070          87

Brahma                                  560,158         306

Brasmotor                               320,560          89

Cia Cimento Portland Itau               269,150          95

Cia Energetica de Sao Paulo
  ADR, sponsored (USD) *                    830    $     10

Cia Energetica de Sao Paulo
  ADS (USD) *                               440           5

Cia Energetica Minas Gerais           7,050,428         240

Cia Energetica Minas Gerais
  ADR, sponsored,non voting (USD)         7,656         259

Cia Tecidos Norte de Minas              209,450          67

Lojas Americanas                      2,292,180          30

Pao de Acucar GDR (USD)                   7,015         122

Petrol Brasileiros                    1,276,245         203

Telecomunicacoes Brasileiras          4,796,499         369

Telecomunicacoes Brasileiras
  ADR (USD)                              24,346       1,863

Telecomunicacoes Brasileiras
  ADR (144a) (USD)                           17           1

Telecomunicacoes de Minas
  Gerais                                648,000          80

Telecomunicacoes de
  Sao Paulo                           2,076,950         450

Telecomunicacoes do Rio
  de Janeiro*                           610,000          77

Unibanco                              8,968,560         293

Usiminas                            267,977,460         273

Usiminas ADS (USD)                       28,716         294

                                                      5,556

Total Brazil (Cost $5,377)                            6,447

CANADA  0.3%

Common Stocks  0.3%

Alcan Aluminum                           12,140         410

Royal Bank of Canada                      4,030         142

Total Canada (Cost $471)                                552

CHILE  0.4%

Common Stocks  0.4%

AFP Providia ADR (USD)                      141           3

Chile Fund (USD)                          2,440          51

Chilectra ADR (144a) (USD)                1,980         106

Chilgener ADS (USD)                       2,580          54

Compania Cervecerias Unidas
  ADS (USD)                               2,070          33

Compania de Telecomunicaciones
  de Chile ADR (USD)                      1,248    $    126

Empresa Nacional de
  Electricidad ADS (USD)                  7,842         122

Enersis ADS (USD)                         4,826         134

Five Arrows Chile Investment
  Trust (USD)                            18,990          53

Genesis Chile Fund (USD)                  2,120          78

Total Chile (Cost $821)                                 760

CHINA  0.4%

Common Stocks  0.4%

Huaneng Power International
  (Class N) ADR (USD) *                  20,500         471

Shanghai Petrochemical
  (Class H) (HKD)                       921,000         280

Yizheng Chemical Fibre
  (Class H) (HKD)                       592,000         144

Total China (Cost $800)                                 895

CZECH REPUBLIC  0.0%

Common Stocks  0.0%

SPT Telecom *                               630          78

Total Czech Republic (Cost $71)                          78

DENMARK  0.2%

Common Stocks  0.2%

Den Danske Bank                           3,330         268

Tele Danmark (Class B)                      520          29

Unidanmark (Class A)                      2,200         114

Total Denmark (Cost $357)                               411


FINLAND  0.2%

Common Stocks  0.2%

Nokia (Class A)                           7,200         418

Total Finland (Cost $319)                               418


FRANCE  8.5%

Common Stocks and Warrants  8.5%

AXA                                       3,421         218

Accor                                     2,375    $    301

Alcatel Alsthom                           4,430         356

Assurances Generales
  de France                               5,475         177

Canal Plus                                2,110         466

Carrefour                                 2,947       1,917

Castorama Dubois                            638         110

Chargeurs International*                    987          49

Cie de St. Gobain                         5,650         799

Credit Local de France,
  bearer                                  2,820         246

Credit Local de France,
  registered                                409          36

Eaux Cie Generale                        20,920       2,592

Elf Aquitaine                             6,940         632

GTM Entrepose                             2,040          94

Guilbert                                  2,368         463

Havas                                     1,410          99

L'Oreal                                     844         318

LVMH                                      5,335       1,490

Lapeyre                                   5,100         293

Legrand                                   1,910         325

Pathe*                                    1,147         276

Pinault Printemps                         4,540       1,801

Primagaz                                  2,992         352

Primagaz, warrants, 6/30/98 *                37           1

Rexel                                     1,120         340

Sanofi                                    6,231         620

Schneider                                 7,290         337

Societe Generale                            940         102

Sodexho                                   2,100       1,170

Television Francaise                      6,720         642

Total (Class B)                          15,308       1,245

Total France (Cost $15,298)                          17,867

GERMANY  3.6%

Common Stocks and Warrants 3.4%

Allianz Holdings                            407         740

Altana                                      122          95

Bayer                                    41,355       1,693

Bilfinger and Berger                      5,910         217

Buderus                                     256         126

Deutsche Bank                             3,808         179

Gehe                                     20,551       1,316

Hoechst                                   6,470    $    303

Hornbach Baumarkt                           690          22

Mannesmann                                  930         403

Praktiker                                 1,493          30

Rhoen Klinikum                            3,430         367

SAP                                       1,060         144

Schering                                  1,767         148

Veba                                     21,490       1,243

Veba, warrants, 4/6/98 *                    160          51

Volkswagen                                  356         148

Volkswagen International
  Finance, warrants 10/27/98 *               80          12

                                                      7,237
Preferred Stocks  0.2%

Fielmann                                  1,562          49

Hornbach                                  2,130         152

Krones                                      107          39

SAP                                       1,058         148

                                                        388

Total Germany (Cost $6,920)                           7,625

HONG KONG  4.6%

Common Stocks  4.6%

Cathay Pacific Airways                  248,000         391

Dao Heng Bank Group                     115,000         552

First Pacific                           455,876         592

Guangdong Investment                    402,000         387

Guangzhou Investment                    819,000         392

Guoco Group                             133,000         745
Hong Kong Land
  Holdings (USD)                        456,127       1,268

Hopewell Holdings                     1,051,000         679

Hutchison Whampoa                       164,000       1,288

New World Development                   212,796       1,438

Swire Pacific (Class A)                  88,000         839

Wharf Holdings                          223,000       1,113

Total Hong Kong (Cost $8,053)                         9,684

INDIA  0.2%

Common Stocks  0.2%

State Bank of India
  GDR (USD) *                            22,800         410

Total India (Cost $323)                                 410

INDONESIA  0.0%

Common Stocks  0.0%

Telekom Indonesia (Class B)              44,000    $     76

Total Indonesia (Cost $70)                               76

ITALY  1.8%

Common Stocks and Warrants  1.8%

Banca Fideuram                           88,920         195

ENI                                     102,244         526

Finanziaria Autogrill *                   7,031           7

Gucci Group (USD)                         1,390          88

IMI                                      30,710         262

Industrie Natuzzi ADR (USD)              10,060         234

Istituto Nazionale delle
  Assicurazioni                          33,500          44

Italgas                                  41,000         172

Mediolanum *                             12,030         114

Rinascente                               14,000          80

Rinascente, warrants, 11/30/99 *            450           0

Stet                                    157,900         718

Stet, savings shares                     57,000         192

Telecom Italia                          132,378         344

Telecom Italia Mobile                   281,784         714

Telecom Italia Mobile,
  savings shares                         52,846          77

Unicem *                                  4,740          31

Total Italy (Cost $3,120)                             3,798


JAPAN  20.1%

Common Stocks  20.1%

Advantest                                 3,200         150

Alps Electric                            23,000         250

Amada                                    55,000         427

Canon                                    84,000       1,857

Citizen Watch                            29,000         208

DDI                                          89         589

Daifuku                                   8,000         101

Daiichi Pharmaceutical                   56,000         899

DaiNippon Screen
  Manufacturing                          51,000         377

Daiwa House                              71,000         914

Denso                                    76,000       1,831

East Japan Railway                          187         841

Fanuc                                    14,600         468

Hitachi                                  96,000    $    895

Hitachi Zosen                            92,000         358

Honda Motor                               5,000         143

Inax                                     21,000         156

Ishihara Sangyo Kaisha *                 23,000          56

Ito-Yokado                               22,000         957

Kao                                      24,000         280

Kawada Industries                         6,000          37

Kokuyo                                   27,000         667

Komatsu                                  72,000         591

Komori                                   24,000         510

Kumagai Gumi                             40,000          99

Kuraray                                  64,000         591

Kyocera                                  27,000       1,683

Makita                                   37,000         518

Marui                                    48,000         866

Matsushita Electric
  Industrial                             76,000       1,240

Mitsubishi                               34,000         352

Mitsubishi Heavy
  Industries                            237,000       1,883

Mitsubishi Paper Mills                   25,000          98

Mitsui Fudosan                          121,000       1,212

Mitsui Petrochemical
  Industries                             20,000         104

Murata Manufacturing                     27,000         898

NEC                                     150,000       1,813

National House Industrial                12,000         160

Nippon Hodo                              11,000         127

Nippon Steel                            334,000         986

Nippon Telephone
  & Telecom                                  73         553

Nomura Securities                        74,000       1,112

Pioneer Electronic                       33,000         630

Sangetsu                                  4,000          84

Sankyo                                   54,000       1,529

Sega Enterprises                          9,100         306

Sekisui Chemical                         82,000         828

Sekisui House                            53,000         540

Seven Eleven Japan                        8,000         468

Sharp                                    70,000         997

Shin-Etsu Chemical                       47,150         859

Shiseido                                 15,000         174

Sony                                     18,700       1,226

Sumitomo                                109,000         859

Sumitomo Electric                       110,000    $  1,539

Sumitomo Forestry                        33,000         402

TDK                                      19,000       1,239

Teijin                                  139,000         607
Tokio Marine & Fire
  Insurance                              24,000         226

Tokyo Electronics                        11,000         337

Tokyo Steel Manufacturing                29,500         420

Toppan Printing                          47,000         588

Uny                                      29,000         531

Yurtec                                   10,500         142

Total Japan (Cost $45,611)                           42,388


MALAYSIA  3.0%

Common Stocks and Rights  3.0%

Affin Holdings                          290,000         798

Berjaya Sports Toto                     135,000         674

Commerce Asset Holdings                  60,000         451

MBF Capital                             211,000         343

Multi-Purpose Holdings                  360,000         699

Multi-Purpose Holdings,
  rights *                              360,000           1

Renong                                  405,000         718

Resorts World                            67,000         305

Tanjong                                 145,000         580

Technology Resources
  Industries *                          121,000         239

Time Engineering                         94,000         174

United Engineers                        152,000       1,372

                                                      6,354

Preferred Stocks  0.0%

Renong, cv. loan stock,
  4.00%, 5/21/01 *                       27,400          11

                                                         11

Total Malaysia (Cost $5,504)                          6,365


MEXICO  1.6%

Common Stocks  1.6%

Cemex (Class B)                          82,767         323

Cemex ADS (USD)                          47,530         339

Cemex ADS (144a) (USD) *                 11,494          82

Cifra ADR (USD) *                       272,674         320

Fomentos Economico
  Mexicano (Class B)                     19,149          66

Gruma (Class B) *                        43,316    $    264

Gruma ADR (USD) *                         4,375         107

Grupo Financiero Banamex
  (Class B) *                            61,455         130

Grupo Financiero Banamex
  (Class L) *                             1,486           3

Grupo Financiero Bancomer
  (Class L) *                               607           0

Grupo Financiero Bancomer
  GDS (USD) *                               820           6

Grupo Industrial Maseca
  (Class B)                             153,010         194

Grupo Modelo (Class C)                   33,014         192

Grupo Televisa GDR (USD) *                3,145          81

Kimberly-Clark Mexico
  (Class A)                               8,582         169

Panamerican Beverages
  (Class A)
  ADR (USD)                               7,990         374

Telefonos de Mexico (Class L)
  ADS (USD)                              22,246         734

Total Mexico (Cost $3,258)                            3,384


NETHERLANDS  9.9%

Common Stocks  9.9%

ABN Amro Holdings                        16,026       1,043

Ahold                                    14,306         895

Akzo Nobel                                  356          49

CSM                                      14,811         824

Elsevier                                233,388       3,947

Fortis Amev                              20,220         709

Hagemeyer                                 3,300         264

ING Groep                                47,745       1,720

Koninklijke PTT
  Nederland                               5,394         206

Nutricia                                  2,820         429

Otra                                      2,750          47

Polygram                                 23,471       1,196

Royal Dutch Petroleum                    23,910       4,195

Unilever                                  7,200       1,274

Wolters Kluwer                           30,930       4,111

Total Netherlands (Cost $17,660)                     20,909

NEW ZEALAND  0.5%

Common Stocks  0.5%

Air New Zealand (Class B)                16,545    $     45

Carter Holt Harvey                       39,500          89

Fernz                                    22,000          75

Fletcher Challenge Building              38,750         119

Fletcher Challenge Energy                 5,750          17

Fletcher Challenge Forests
  Division                              134,886         226

Fletcher Challenge Paper                 11,500          24

Telecom Corporation of
  New Zealand                            95,000         485

Total New Zealand (Cost $957)                         1,080

NORWAY  1.5%

Common Stocks  1.5%

Bergesen (Class A)                        2,310          56

Norsk Hydro                              32,337       1,736

Orkla (Class A)                          18,980       1,317

Saga Petroleum (Class B)                  5,930          92

Total Norway (Cost $2,533)                            3,201

PANAMA  0.1%

Common Stocks  0.1%

Banco Latinoamericano de
  Exportaciones
  (Class E) (USD)                         1,998         101

Total Panama (Cost $98)                                 101

PERU  0.0%

Common Stocks  0.0%

Telefonica del Peru (Class B)             7,030          13

Telefonica del Peru (Class B)
  ADR (USD)                               2,430          46

Total Peru (Cost $62)                                    59

PHILIPPINES  0.1%

Common Stocks  0.1%

Philippine National Bank                 19,700         234

Total Philippines (Cost $306)                           234

PORTUGAL  0.4%

Common Stocks and Rights  0.4%

Jeronimo Martins                          8,420    $    434

Jeronimo Martins,
  baby shares *                           5,612         270

Jeronimo Martins,
  bonus rights *                          8,420         142

Jeronimo Martins,
  rights to units *                       1,403          79

Total Portugal (Cost $661)                              925

RUSSIA  0.0%

Common Stocks  0.0%

Gazprom ADR (USD) *                       2,760          49

Total Russia (Cost $43)                                  49

SINGAPORE  2.2%

Common Stocks and Warrants  2.2%

City Developments                        17,000         153

DBS Land                                 74,000         272

Development Bank of
  Singapore                              24,000         324

Far East Levingston
  Shipbuilding                           24,000         125

Fraser & Neave                           32,200         331

Keppel                                   12,000          94

Overseas Union Bank                     110,000         849

Singapore Airlines                        5,000          46

Singapore Land                           93,000         515

Singapore Press                          38,600         761

United Industrial                        97,000          82

United Overseas Bank                     83,480         931

United Overseas Bank,
  warrants, 6/17/97 *                    10,400          37

Total Singapore (Cost $4,341)                         4,520

SOUTH KOREA  0.5%

Common Stocks  0.5%

Cho Hung Bank                            19,400         161

Hanil Bank                               11,800          82

Hanil Securities*                         7,000          51

Korea Electric Power                     12,400         361

Samsung Electronic                        3,770         225

Samsung Electronic, new                     301    $     16

Samsung Electronic
  GDR (USD) *                               360           4

Samsung Electronic
  GDS (USD) *                               315           8

Samsung Fire & Marine
  Insurance                                  75          30

Seoul Bank *                              5,000          25

Shinhan Bank                              4,630          73

Yukong                                    5,608         107

Total South Korea (Cost $1,637)                       1,143

SPAIN  2.4%

Common Stocks  2.4%

Aguas de Barcelona                        1,667          69

Aguas de Barcelona, new*                     23           1

Argentaria Banca de Espana                4,665         209

Banco Popular Espanol                     3,010         591

Banco Santander                          10,148         650

Centros Comerciales Pryca                 6,417         136

Continente Central                        2,470          51

Empresa Nacional de
  Electricidad                           15,027       1,070

Fomento de Construcciones
  y Contra                                  333          31

Gas Natural                               3,131         728

Iberdrola                                41,640         590

Repsol                                   20,971         804

Repsol ADR (USD)                             90           3

Telefonica de Espana                      8,730         203

Total Spain (Cost $4,142)                             5,136

SWEDEN  2.6%

Common Stocks  2.6%

ABB (Class A)                             3,310         374

Astra (Class B)                          47,590       2,296

Atlas Copco (Class B)                    20,000         487

Electrolux (Class B)                     12,180         707

Esselte (Class B)                         2,500          55

Hennes & Mauritz (Class B)                5,460         756

Sandvik (Class A)                         6,010         162

Sandvik (Class B)                        19,090         518

Scribona (Class B)                        2,670          30

Stora Kopparbergs (Class B)              10,560         144

Total Sweden (Cost $4,414)                            5,529

SWITZERLAND  4.2%

Common Stocks  4.2%

ABB                                       1,152    $  1,433

Adecco                                    3,177         797

CS Holding                                3,270         336

Nestle                                    1,437       1,543

Novartis *                                1,937       2,218

Roche Holdings                              266       2,070

Schweizerischer Bankverein                2,780         529

Total Switzerland (Cost $8,376)                       8,926

THAILAND  0.4%

Common Stocks  0.4%

Advanced Information Service              9,600          81

Bangkok Bank                             33,900         328

Siam Cement                               2,000          63

Siam Commercial Bank                     17,600         128

Thai Farmers Bank                        17,500         109

Total Access
  Communications (USD)                    5,500          38

Total Thailand (Cost $1,217)                            747


UNITED KINGDOM  16.2%

Common Stocks  16.2%

Abbey National                          159,000       2,084

Argos                                    84,466       1,112

Asda Group                              339,000         714

British Gas                              79,000         305

British Petroleum                        62,000         744

Cable & Wireless                        142,000       1,181

Cadbury Schweppes                        93,860         792

Caradon                                 184,000         753

Coats Viyella                            51,000         116

Compass Group                            53,000         563

David S. Smith                           93,000         497

East Midlands Electricity*               12,100         137

Electrocomponents                        59,000         469

GKN                                       8,000         137

Glaxo Wellcome                           94,000       1,527

Grand Metropolitan                      168,000       1,324

Guinness                                136,000       1,070

Heywood Williams Group                   11,000          45

Hillsdown Holdings                       37,000         127

John Laing (Class A)                     30,000         144

Kingfisher                              148,000    $  1,608

Ladbroke Group                           90,000         356

London Electricity                       48,571         566

National Westminster Bank               271,000       3,185

RTZ                                      63,000       1,012

Rank Group                              100,000         750

Reed International                      135,000       2,556

Rolls Royce                              30,480         135

Safeway                                 124,500         864

Sears                                    39,000          64

Shell Transport & Trading               124,500       2,152

SmithKline Beecham                      235,000       3,259

T & N                                   123,000         366

Tesco                                   113,000         687

Tomkins                                 291,500       1,348

United Newspapers                       121,000       1,445

Total United Kingdom (Cost $28,631)                  34,194

VENEZUELA  0.1%

Common Stocks  0.1%

Compania Anonima Nacional
  Telefonos de
  Venezuela
  ADR (USD) *                             3,970         112

Total Venezuela (Cost $91)                              112

SHORT-TERM INVESTMENTS  5.8%

Commercial Paper  5.8%
Countrywide Funding,
  6.20%, 1/17/97                     $1,000,000         997

Dover, 4(2) 5.45%, 1/23/97            1,000,000         997

Ford Motor Credit,
  6.10%, 1/17/97                      3,000,000       2,992

Indosuez North America,
  5.37%, 3/6/97                      $2,000,000    $  1,981

Kingdom of Sweden,
  5.40%, 2/3/97                       1,000,000         995

Korea Development Bank,
  5.34%, 2/27/97                      2,000,000       1,983

Tasmanian Public Finance,
  5.40%, 6/20/97                      2,000,000       1,949

Investments in Commercial
  Paper through a
  joint account,
  6.75-7.10%, 1/2/97                    215,989         216

Total Short-Term Investments
(Cost $12,110)                                       12,110

Total Investments in Securities

98.1% of Net Assets (Cost $189,473)                $206,799

Other Assets Less Liabilities                         3,947

NET ASSETS                                         $210,746
                                                   ___________
Net Assets Consist of:

Accumulated net realized gain/loss -
  net of distributions                             $    107
Net unrealized gain (loss)                           17,326
Paid-in-capital applicable to 16,676,941
 shares of $0.0001 par value capital stock
 outstanding; 1,000,000,000 shares
 authorized                                         193,313

NET ASSETS                                         $210,746
                                                   ___________

NET ASSET VALUE PER SHARE                          $  12.64
                                                   ___________

*   Non-income producing
4(2)
    Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a
    Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.1% of net assets.
HKD Hong Kong dollar
USD U.S. dollar

Statement of Operations

T. Rowe Price International Stock Portfolio

In thousands

                                                    Year
                                                   Ended
                                                12/31/96

Investment Income
Income
  Dividend (net of foreign taxes of $ 343)     $   2,355
  Interest                                           627

  Total income                                     2,982

Expenses
  Investment management and administrative         1,378

Net investment income                              1,604

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
  Securities                                       1,225
  Foreign currency transactions                     (136)

  Net realized gain (loss)                         1,089

Change in net unrealized gain or loss on
  Securities                                      15,121
  Other assets and liabilities
  denominated in foreign currencies                    1

  Change in net unrealized gain or loss           15,122

Net realized and unrealized gain (loss)           16,211

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         $  17,815
                                               ___________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price International Stock Portfolio

In thousands

                                                       Year
                                                      Ended
                                         12/31/96          12/31/95

Increase (Decrease) in Net Assets

Operations
Net investment income                    $  1,604  $    353
  Net realized gain (loss)                  1,089       138
  Change in net unrealized gain or loss    15,122     2,413

  Increase (decrease) in net assets
  from operations                          17,815     2,904

Distributions to shareholders
  Net investment income                    (1,993)      (52)
  Net realized gain                        (1,133)        -

  Decrease in net assets from distributions        (3,126) (52)

Capital share transactions*
  Shares sold                             153,908    41,948
  Distributions reinvested                  3,126        52
  Shares redeemed                         (12,638)   (2,286)

  Increase (decrease) in net assets from
  capital share transactions              144,396    39,714

Net Assets
Increase (decrease) during period         159,085    42,566
Beginning of period                        51,661     9,095

End of period                            $210,746  $ 51,661

*Share information
  Shares sold                              12,891     3,906
  Distributions reinvested                    255         5
  Shares redeemed                          (1,059)     (214)

  Increase (decrease) in shares outstanding        12,087  3,697

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Stock Portfolio

December 31, 1996

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Short-term debt securities are valued at amortized cost which approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At December 31, 1996, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Securities Lending To earn additional income, the fund lends its securities to approved brokers. At December 31, 1996, the market value of securities on loan was $5,216,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $144,941,000 and $11,807,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

_______________________________________________________________
Undistributed net investment income    $  37,000
Undistributed net realized gain           31,000
Paid-in-capital                          (68,000)

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $189,473,000, and net unrealized gain aggregated $17,326,000, of which $24,439,000 related to appreciated investments and $7,113,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc., Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.
The investment management agreement between the fund and the manager provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 1.05% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

During the year ended December 31, 1996, the fund, in the ordinary course of business, paid commissions of $14,000 to, and placed security purchase and sale orders aggregating $5,108,000 with, certain affiliates of the manager in connection with the execution of various portfolio transactions.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price International Series,
Inc. and Shareholders of the International Stock Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Stock Portfolio (constituting T. Rowe Price International Series, Inc., hereafter referred to as the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 20, 1997

Invest With Confidence(registered trademark)
T. Rowe Price
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to contractholders and to others who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

TRP653 (3/97)

RPRTISP  12/31/96

Chart 1 - Geographic Diversification - pie chart showing: Europe
53%, Japan 20%, Far East 13%, Latin America 6%, Other and Reserves
8%.

Chart 2 - International Stock Portfolio - Performance Comparison showing the cumulative growth of $10,000 invested in the International Stock Portfolio from inception compared with $10,000 invested in a broad-based index or average over the same period.